SCARBOROUGH ADVANTAGE VARIABLE ANNUITY                    Item 24.b Exhibit (13)

                               STANDARDIZED

                  T. ROWE PRICE MID CAP GROWTH PORTFOLIO
            AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
                (INCEPTION OF PRODUCT - OCTOBER 27, 1999)

 .18 Year
                1000         (1+T)^.18           =           1,037.17
                             (1+T)^.18           =          (1.03717)^.18
                              1+T                =           1.2248
                                T                =            .2248


                             NON-STANDARDIZED

                  T. ROWE PRICE MID CAP GROWTH PORTFOLIO
            AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
            (INCEPTION OF UNDERLYING FUND - DECEMBER 31, 1996)

1 Year
                1000         (1+T)^1             =           1,247.40
                             (1+T)^1             =          (1.2474)^1
                              1+T                =           1.2474
                                T                =            .2474

3 Years (From date of inception December 31, 1996)

                1000         (1+T)^3             =           1,760.17
                            ((1+T)^3)^1/3        =          (1.76017)^1/3
                              1+T                =           1.2074
                                T                =            .2074
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                               STANDARDIZED

                     GOLDMAN SACHS CAPITAL GROWTH FUND
            AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
                (INCEPTION OF PRODUCT - DECEMBER 31, 1999)

 .18 Year
               1000        (1+T)^.18            =          1,034.14
                           (1+T)^.18            =         (1.03414)^.18
                            1+T                 =          1.2050
                              T                 =           .2050


                             NON-STANDARDIZED

                     GOLDMAN SACHS CAPITAL GROWTH FUND
            AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
              (INCEPTION OF UNDERLYING FUND - APRIL 30, 1998)

1 Year
               1000        (1+T)^1              =          1,253.30
                           (1+T)^1              =         (1.2533)^1
                            1+T                 =          1.2533
                              T                 =           .2533

1.67 Years (From date of inception April 30, 1998)

               1000        (1+T)^1.67           =          1,031.09
                          ((1+T)^1.67)^1/1.67   =         (1.03109)^1/1.67
                            1+T                 =          1.0185
                              T                 =           .0185
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                               STANDARDIZED

                    T. ROWE PRICE EQUITY INCOME SERIES
            AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
                 (INCEPTION OF PRODUCT - OCTOBER 27, 1999)

 .18 Year
               1000        (1+T)^.18             =         1,001.13
                           (1+T)^.18             =        (1.0013)^.18
                            1+T                  =         1.0063
                              T                  =          .0063


                             NON-STANDARDIZED

                    T. ROWE PRICE EQUITY INCOME SERIES
            AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
               (INCEPTION OF UNDERLYING FUND - JUNE 1, 1995)

1 Year
               1000        (1+T)^1               =           932.00
                           (1+T)^1               =         (.932)^1
                            1+T                  =          .932
                              T                  =        -0.068

3 Years
               1000        (1+T)^3               =         1,278.70
                          ((1+T)^3)^1/3          =        (1.27883)^1/3
                            1+T                  =         1.0854
                              T                  =          .0854

4.59 Years (From date of inception June 1, 1995)

               1000        (1+T)^4.59            =         1,768.10
                          ((1+T)^4.59)^1/4.59    =        (1.7681)^1/4.59
                            1+T                  =         1.1322
                              T                  =          .1322
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                               STANDARDIZED

                 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
            AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
                 (INCEPTION OF PRODUCT - OCTOBER 27, 1999)

 .18 Year
               1000        (1+T)^.18              =         1,020.63
                           (1+T)^.18              =        (1.02063)^.18
                            1+T                   =         1.1201
                              T                   =          .1201


                             NON-STANDARDIZED

                 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
           AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
            (INCEPTION OF UNDERLYING FUND - FEBRUARY 13, 1998)

1 Year
               1000        (1+T)^1                =         1,160.30
                           (1+T)^1                =        (1.1603)^1
                            1+T                   =         1.1603
                              T                   =          .1603

1.88 Years from date of inception February 13, 1998

               1000        (1+T)^1.88             =         1,035.06
                          ((1+T)^1.88)^1/1.88     =        (1.03506)^1/1.88
                            1+T                   =         1.0185
                              T                   =          .0185
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                               STANDARDIZED

                    BANKERS TRUST INTERNATIONAL SERIES
            AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
                (INCEPTION OF PRODUCT - OCTOBER 27, 1999)

 .18 Year
               1000        (1+T)^.18              =         1,047.54
                           (1+T)^.18              =        (1.04754)^.18
                            1+T                   =         1.2944
                              T                   =          .2944


                             NON-STANDARDIZED

                    BANKERS TRUST INTERNATIONAL SERIES
            AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
              (INCEPTION OF UNDERLYING FUND - APRIL 30, 1999)

 .67 Years from date of inception April 30, 1999

               1000        (1+T)^.67              =         1,190.34
                           (1+T)^.67              =        (1.19034)^.67
                            1+T                   =         1.297
                              T                   =          .297
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                     SCARBOROUGH ADVANTAGE VARIABLE ANNUITY
                          NON-STANDARDIZED TOTAL RETURN

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Quotation  of Total  Return for the period of  January 1, 1997 to  December  31,
1999.

                           Initial Investment = $1,000

                                       INCREASE
           ENDING         INITIAL     (DECREASE)       INITIAL       % INCREASE
            VALUE          VALUE       IN VALUE         VALUE        (DECREASE)

1999     $1,247.40    -   $1,000       $247.40    /    $1,000     =     24.74%
1998      1,203.90    -    1,000        203.90    /     1,000     =     20.39%
1997      1,172.00    -    1,000        172.00    /     1,000     =     17.20%
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                     SCARBOROUGH ADVANTAGE VARIABLE ANNUITY
                          NON-STANDARDIZED TOTAL RETURN

T. ROWE PRICE EQUITY INCOME SERIES

Quotation of Total Return for the period of June 1, 1995 to December 31, 1999.

                           Initial Investment = $1,000

                                       INCREASE
           ENDING         INITIAL     (DECREASE)       INITIAL        % INCREASE
            VALUE          VALUE       IN VALUE         VALUE         (DECREASE)

1999     $  932.00    -   $1,000       $(68.00)   /    $1,000      =    (6.80)%
1998      1,079.10    -    1,000         79.10    /     1,000      =     7.91
1997      1,271.40    -    1,000        271.40    /     1,000      =    27.14%
1996      1,188.30    -    1,000        188.30    /     1,000      =    18.83%
1995      1,093.18    -    1,000         93.18    /     1,000      =    16.3%

                     SCARBOROUGH ADVANTAGE VARIABLE ANNUITY
                          NON-STANDARDIZED TOTAL RETURN

BANKERS TRUST INTERNATIONAL SERIES

Quotation of Total Return for the period of April 30, 1999 to December 31, 1999.

                           Initial Investment = $1,000

                                       INCREASE
           ENDING         INITIAL     (DECREASE)       INITIAL        % INCREASE
            VALUE          VALUE       IN VALUE         VALUE         (DECREASE)

1999     $1,297.00    -   $1,000       $297.00    /    $1,000     =     29.70%
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                     SCARBOROUGH ADVANTAGE VARIABLE ANNUITY
                          NON-STANDARDIZED TOTAL RETURN

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Quotation of Total Return for the period of February 13, 1998 to December 31, 1999.

                           Initial Investment = $1,000

                                       INCREASE
           ENDING         INITIAL     (DECREASE)       INITIAL        % INCREASE
            VALUE          VALUE       IN VALUE         VALUE         (DECREASE)

1999     $1,160.30    -   $1,000       $160.30     /   $1,000     =     16.03%
1998        904.32    -    1,000        (95.68)    /    1,000     =    (10.81)%
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                     SCARBOROUGH ADVANTAGE VARIABLE ANNUITY
                          NON-STANDARDIZED TOTAL RETURN

GOLDMAN SACHS CAPITAL GROWTH FUND

Quotation of Total Return for the period of April 30, 1998 to December 31, 1999.

                           Initial Investment = $1,000

                                       INCREASE
           ENDING         INITIAL     (DECREASE)        INITIAL       % INCREASE
            VALUE          VALUE       IN VALUE          VALUE        (DECREASE)

1999     $1,253.30    -   $1,000       $253.30    /    $1,000     =     25.33%
1998      1,079.53    -    1,000         79.53    /     1,000     =     12.10%